UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA MUTUALS
(Exact name of Registrant as specified in charter)

700 N. Pearl Street, Suite 900
Dallas, TX  75201
(Address of principal executive offices) (Zip code)

Eric Lansky
700 N. Pearl Street, Suite 900
Dallas, TX  75201
(Name and address of agent for service)

(214) 953-0066
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2011

Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

Vice Fund
Generation Wave Growth Fund
each a series of USA Mutuals

Semi-Annual Report
September 30, 2010

Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas  75201
Phone:1-866-264-8783
Web:   www.USAMutuals.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
PORTFOLIO OF INVESTMENTS – VICE FUND	9
PORTFOLIO OF INVESTMENTS – GENERATION WAVE GROWTH FUND	13
STATEMENTS OF ASSETS AND LIABILITIES	18
STATEMENTS OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
BASIS FOR TRUSTEES’ RENEWAL OF
INVESTMENT ADVISORY AGREEMENT	33

LETTER TO SHAREHOLDERS

Dear Shareholder,

Enclosed you will find the semi-annual report for each of the USA MUTUALS Funds.  The USA MUTUALS management team and Directors of the Funds recognize the importance of thorough and consistent communication with our shareholders.  In this semi-annual report, we include all the required quantitative information, such as financial statements, detailed footnotes, performance reports, Fund holdings and manager insights.

During the six month period ending September 30, 2010, the markets saw relatively weak performance in the first three months while gaining some ground in the following three months.  We also had the privilege of seeing Jeff Middleswart’s impact on both the Vice and Generation Wave Growth Funds.

For the six month period ending September 30, 2010, the S&P 500 Index was down 1.42%, with the Generation Wave Growth Fund down by 2.63%, while the Vice Fund outperformed the S&P 500 Index and provided a positive return of 3.05% for the same period.  Overall, our managers continue to navigate an uncertain future by steadfastly maintaining a long-term perspective, remaining opportunistic and flexible, as we aim to continue to build positive shareholder value.

General Market Commentary

For the first half of the period, we saw the S&P 500 Index decline as sluggish job growth, worries over debt problems in Europe, flagging U.S. home sales, and concerns with Chinese economic growth took their tolls.  However for the second half of the six month period, the U.S. stock markets rebounded with the S&P 500 Index rising by 11.29%. Much of the news that drove the indices higher centered on continued sluggish economic growth leading to further government stimulus spending, lower interest rates, and the notion that the economy has bottomed out.

Our portfolios continue to invest in companies that are seeing actual sales growth in addition to cost control measures.  This is one of the problems with the current macro-economy – too many companies are trying to “save their way” back to prosperity and are still posting sales levels below the 2007 and 2008 periods.  Many of our companies are not only posting sales increases, they have solid exposure to emerging markets where sales growth should remain strong for some time.  They are further rewarding investors by returning cash flow via dividends and share repurchases.

Vice Fund Commentary

We continue to work to reduce the percentage of the portfolio that does not pay dividends. As of September 30, 2010, the group of non-dividend paying stocks was down to 10.2% of net assets despite the appreciation seen in Galaxy Entertainment and Wynn Macau.  We continue to believe that dividends represent a great way to create a more defensive portfolio that should outperform in down markets.  We expect dividends should provide solid returns in up-markets too, which may then add extra return to capital appreciation.

By emphasizing companies with strong cash flows, we expect that many VICEX companies have the potential to boost dividends as well as repurchase stock to drive EPS for our investors.  Fifteen of the companies owned in the Vice Fund raised their dividend within the last year.

Tobacco enjoyed a quarter where litigation issues abated.  Menthol remains a risk that will be addressed further in the spring of 2011.  Our view remains the same, the U.S. and state governments will talk tough about tobacco, but we believe they really want more of the cash flow tobacco sales could produce at a time of huge budget deficits.

Other than menthol, nearly everything else has gone well for tobacco for the period.  First, growth picked up in smokeless tobacco, which helps the U.S. Tobacco (UST) acquisition by Altria.  Second, emerging markets continued to show strong growth and revenue gains were very impressive.  Third, with interest rates at record lows, many income investors have turned to higher-dividend stocks and every name we owned in tobacco paid a significantly higher dividend yield than the S&P 500 Index as a whole.  The net result was that each of our tobacco holdings performed well and each paid another above-market dividend.

Alcohol remains another area of prime interest for us.  Some of our best growth stories are here including Carlsberg and Anheuser Busch Inbev, described in the last newsletter.  All of our holdings except Pernod Ricard outperformed the S&P 500 Index during the third quarter.  We have been taking some profits in SABMiller and deploying those funds to cheaper brewing companies such as Molson Coors and BUD.  Our large stake in Altria also includes SABMiller, as Altria owns 28% of that company.  Nearly every company we own in this area has aggressively reduced costs, sought and developed new markets and is paying down debt from prior acquisitions.  That is happening with many of the alcohol names we hold and we see the potential for further steady appreciation.  We are most attracted to continued in-roads in emerging markets and believe investors may start to see these companies as cheap ways to gain exposure to Brazil, Russia, India and China.

Defense companies have been beaten down this year and we have been adding to positions in this area.  We had one solid outperformer here with Applied Signal Tech, but for the most part defense lagged the index or outright lost money.  Many people have focused on government deficits and pulling out of Iraq as reasons that defense company revenues could plunge in the future.  We believe this is incorrect because our expectation is the U.S. will still maintain our existing systems, will focus on new intelligence and homeland security programs, and foreign governments could ramp up defense spending as we cut back.  We see compelling values in this area and have bought more stocks in this area as prices have declined.

We remain underweight in gaming.  Our positions in Chinese gaming have done very well this period as addressed above.  That continues to represent the bulk of our gaming positions.  IGT and Bally Tech represent 4.7% of the portfolio and in our mind give us a call option on a turnaround in the rest of the casino business without having to hold companies whose balance sheets are heavily leveraged.

Generation Wave Growth Fund Commentary

We continue to focus on companies that we believe can finance themselves, turn-around plays acquired at attractive prices, and dividend payers that can enhance returns, while continuing to focus more on the Baby Boomer themed companies.

Our biggest laggards were foreign financials acquired earlier at what appeared to be attractive prices, but have continued to suffer due to market volatility and fears of portfolio problems.  These still appear well-financed and cheaper than the domestic financial firms.  Our best performers were debt restructuring firms acquired in 2008 and 2009.  We still own positions in these, but have been taking profits as historically this is an area that attracts significant competition after a few quarters of high returns, resulting in lower returns down the road.

We continue to hold approximately 23% of the Fund in the larger pharmaceutical companies such as Pfizer, Eli Lilly, and Bristol Myers.  We feel these companies offer low valuations and attractive dividends.  We also believe drug companies may use their cash flows to acquire new companies with promising drugs to replace those losing patents.  They will also likely continue to consolidate to reduce costs and grow EPS via cost-cutting and share repurchases.

We have also been acquiring large profitable bio-tech companies with some solid growth potential such as Amgen and Gilead Sciences.  Each of these has large pipelines along with existing products on the market and have been producing real growth.

With the various changes from recent healthcare legislation and a period of patent expiration coming, it is not terribly surprising that many of these stocks have shown some underperformance this year. As shared in our earlier commentaries, we are still very comfortable owning these names as we believe they are some of the cheapest companies available in the market, pay sizeable dividends, and continue to anticipate growth in the future.

As far as U.S. financial stocks, our focus is on niche plays that will emphasize people saving money for retirement and insurance.  Several of the new purchases have been made below book value and have a history of paying solid dividends and may in fact be acquisition targets.  In the case of investing, we believe that discount brokers will continue to take market share and offer a platform for individuals to purchase mutual funds, stocks, bonds, CDs, and ETFs at very low transaction costs.  Asset inflows should help drive growth and higher market share should mean greater volume too.

To go along with our primary themes of saving money for retirement and health care, we believe that more Boomers will spend more time at home.  Companies such as Comcast for cable and internet, and Kroger for people eating at home more frequently look like very good values to us.  As of this writing, each pays a dividend and is a dominant player in their industry, as well as carrying an attractive balance sheet.

Overall, we continue to transition the Fund toward some deep value names, many of which have provided above-average dividend returns as well as keeping with the generational theme.  We have been eliminating more of the positions where we thought the recent run in the stock provided an attractive exit price and/or companies where the balance sheet remains too leveraged to provide much comfort.

We appreciate the confidence you have placed in our firm and the continued opportunity to enable you to Invest Your Knowledge.  As always, we welcome your comments, questions and suggestions on how we can continue to best support you and your investment objectives.

Sincerely,

Eric Lansky	Jeff Middleswart
President	Portfolio Manager
elansky@usamutuals.com	jmiddleswart@usamutuals.com

Past performance does not guarantee future results.

Opinions expressed are those of Mutuals Advisors and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus.  Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  For a complete list of Fund holdings, please see the Schedule of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in small to mid-sized capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Because the Generation Wave Growth Fund may invest in third-party investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds and other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. Please refer to the prospectus for more information about the Fund, including risks, fees and expenses. Because the Fund invests in ETFs it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market prices of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

The USA Mutuals Funds are distributed by Quasar Distributors, LLC (11/10)

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/10 – 9/30/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Unaudited) (Continued)

	Vice Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010*
Actual	$1,000.00	$1,030.50	$9.33
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.88	$9.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

	Generation Wave Growth Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010*
Actual	$1,000.00	$ 973.70	$8.66
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS (Unaudited)

Sector Breakdown % Total Investments

Vice Fund	Generation Wave Growth Fund

Total Returns as of September 30, 2010

	Vice	Generation Wave	S&P 500
Average Total Return	Fund	Growth Fund(1)	Index

Six months	3.05%	(2.63)%	(1.42)%
One year	11.20%	3.17%	10.16%
Average annual three years	(10.94)%	(9.12)%	(7.13)%
Average annual five years	1.21%	(1.73)%	0.64%
Average annual since inception 6/21/01	N/A	0.90%	1.06%
Average annual since inception 8/30/02	7.16%	N/A	4.81%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

The Funds impose a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

(1)
The returns include a capital contribution from affiliate, as reflected on the Fund’s Statement of Changes for the fiscal year ended March 31, 2010. Had the contribution not taken place, the total returns would have been the same.

PORTFOLIO OF INVESTMENTS

Vice Fund
September 30, 2010 (Unaudited)	Ticker Symbol: VICEX

COMMON STOCKS 94.7%	Shares	Value

Aerospace & Defense 22.3%
Applied Signal Technology, Inc.	25,000	$622,000
General Dynamics Corp.	42,000	2,638,020
Goodrich Corp.	3,000	221,190
Honeywell International Inc.	27,000	1,186,380
Lockheed Martin Corp.	47,000	3,350,160
Northrop Grumman Corp.	45,000	2,728,350
Raytheon Co.	56,000	2,559,760
Rockwell Collins, Inc.	12,000	699,000
Smith & Wesson Holding Corp. (a)	259,700	924,532
Spartan Motors, Inc.	173,293	804,080
Sparton Corp. (a)	78,700	479,283
		16,212,755
Alcoholic Beverages 24.6%
Anheuser-Busch InBev NV (b)	35,000	2,058,851
Anheuser Busch InBev NV - ADR (b)	24,500	1,439,375
Carlsberg A/S (b)	45,000	4,691,959
Diageo plc, - ADR (b)	53,000	3,657,530
Molson Coors Brewing Co. - Class B	32,000	1,511,040
Monsanto Co.	13,000	623,090
Pernod Ricard SA (b)	12,750	1,064,615
SABMiller plc (b)	90,000	2,877,800
		17,924,260
Casinos, Gambling & Lotteries 16.3%
Bally Technologies Inc. (a)	58,000	2,027,100
Churchill Downs, Inc.	35,781	1,278,097
Galaxy Entertainment Group Ltd. (a)(b)	1,800,000	1,610,033
International Game Technology	95,000	1,372,750
Ladbrokes plc (b)	266,000	560,765
Melco Crown Entertainment Ltd. - ADR (a)(b)	50,000	254,500
Sands China Ltd. (a)(b)	500,000	902,196
Wynn Macau Ltd. (a)(b)	725,000	1,253,987
Wynn Resorts, Ltd.	26,333	2,284,914
Vivendi (b)	12,000	327,999
		11,872,341

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Vice Fund
September 30, 2010 (Unaudited)	Ticker Symbol: VICEX

COMMON STOCKS 94.7% (Continued)	Shares	Value

Tobacco 31.5%
Altria Group, Inc.	205,000	$4,924,100
British American Tobacco PLC. - ADR (b)	30,000	2,241,300
Lorillard, Inc.	82,000	6,585,420
Philip Morris International Inc.	165,000	9,243,300
		22,994,120
Total Common Stocks (Cost $55,065,464)		69,003,476

SHORT-TERM INVESTMENTS 5.2%
Investment Companies 5.2%(1)
Aim Liquid Assets, 0.23%	1,327,837	1,327,837
Fidelity Institutional Money Market Portfolio, 0.25%	2,500,000	2,500,000
Total Short-Term Investments (Cost $3,827,837)		3,827,837
Total Investments (Cost $58,893,301) 99.9%		72,831,313
Other Assets in Excess of Liabilities 0.1%		8,856
TOTAL NET ASSETS 100.0%		$72,840,169

(1)	These securities have fluctuating yields. The yields listed is the 7-day yield as of September 30, 2010.
ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Summary of Fair Value Exposure at September 30, 2010

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
Level 2 –	Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 –	Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Advisor. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,003,476	$—	$—	$69,003,476
Short Term investments	3,827,837	—	—	3,827,837
Total*	$72,831,313	$—	$—	$72,831,313

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS

Generation Wave Growth Fund
September 30, 2010 (Unaudited)	Ticker Symbol: GWGFX

COMMON STOCKS 78.9%	Shares	Value

Administrative & Support & Waste Management &
Remediation Services 2.6%
Paychex, Inc.	17,956	$493,610
		493,610
Construction 0.8%
D. R. Horton, Inc.	13,000	144,560
		144,560
Finance & Insurance 20.8%
Activities Related to Credit Intermediation 1.2%
Encore Capital Group, Inc. (a)	12,000	216,240

Insurance Carriers 7.4%
Horace Mann Educators Corp.	35,611	633,164
ING Groep N.V. - ADR (a)(b)	10,000	102,900
Unum Group	29,000	642,350
		1,378,414
Other Financial Investment Activities 5.2%
Federated Investors, Inc.	17,000	386,920
The NASDAQ OMX Group, Inc. (a)	30,000	582,900
		969,820
Securities & Commodity Contracts Intermediation & Brokerage 4.3%
Nomura Holdings, Inc. - ADR (b)	60,000	286,200
TD Ameritrade Holding Corp. (a)	32,000	516,800
		803,000
Securities & Commodity Exchanges 2.7%
NYSE Euronext	18,000	514,260
		3,881,734
Information 3.4%
Comcast Corp. - Class A	35,000	632,800
		632,800
Manufacturing 42.5%
Medical Equipment & Supplies Manufacturing 2.0%
ICU Medical, Inc. (a)	10,000	372,900

Motor Vehicle Body & Trailer Manufacturing 0.6%
Winnebago Industries, Inc. (a)	10,000	104,200

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Generation Wave Growth Fund
September 30, 2010 (Unaudited)	Ticker Symbol: GWGFX

COMMON STOCKS 78.9% (Continued)	Shares	Value

Manufacturing 42.5% (Continued)
Motor Vehicle Manufacturing 2.9%
Spartan Motors, Inc.	118,685	$550,698

Other Fabricated Metal Product Manufacturing 1.7%
Sturm, Ruger & Co., Inc.	15,700	323,268

Other Miscellaneous Manufacturing 0.8%
Callaway Golf Co.	20,000	140,000

Pesticide, Fertilizer & Other
Agricultural Chemical Manufacturing 1.8%
Monsanto Co.	7,000	335,510

Pharmaceutical & Medicine Manufacturing 31.0%
Amgen Inc. (a)	11,000	606,210
AstraZeneca PLC - ADR (b)	6,800	344,760
Bristol-Myers Squibb Co.	38,000	1,030,180
Eli Lilly and Co.	24,500	894,985
Gilead Sciences, Inc. (a)	15,000	534,150
Mylan Laboratories, Inc. (a)	57,000	1,072,170
Myriad Genetics, Inc. (a)	6,500	106,665
Pfizer Inc.	49,850	855,925
Vertex Pharmaceuticals, Inc. (a)	10,000	345,700
		5,790,745
Resin, Synthetic Rubber & Artificial Synthetic
Fibers & Filaments Manufacturing 1.3%
Myers Industries, Inc.	28,000	240,520

Semiconductor & Other Electronic Component Manufacturing 0.4%
PMC-Sierra, Inc. (a)	10,000	73,600
		7,931,441
Other Services 2.5%
CPI Corp.	18,000	465,840
		465,840
Real Estate & Rental & Leasing 1.3%
Tejon Ranch Co. (a)	11,400	247,038
		247,038

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Generation Wave Growth Fund
September 30, 2010 (Unaudited)	Ticker Symbol: GWGFX

COMMON STOCKS 78.9% (Continued)	Shares	Value

Retail Trade 5.0%
Clothing Stores 1.5%
Charming Shoppes, Inc. (a)	80,000	$281,600

Grocery Stores 3.5%
The Kroger Co.	30,000	649,800
		931,400
Total Common Stocks (Cost $14,941,468)		14,728,423

DOMESTIC BOND FUNDS 1.7%
Dreyfus High Yield Strategies Fund	25,000	111,750
DWS High Income Trust	20,600	208,060
Total Domestic Bond Funds (Cost $220,271))		319,810

PREFERRED STOCK 2.1%
Retail Trade 2.1%
Great Atlantic & Pacific Tea Co.	20,000	382,200
Total Preferred Stocks (Cost $344,560)		382,200

SECTOR FUNDS 5.3%
Mining 5.3%
iShares Silver Trust (a)	20,000	426,200
Market Vectors - Gold Miners ETF	10,000	559,300
Total Sector Funds (Cost $630,966)		985,500

SHORT-TERM INVESTMENTS 13.1%
Investment Companies(1) 13.1%
Aim Liquid Assets, 0.23%	878,596	878,596
Aim STIT-STIC Prime Portfolio Money Market, 0.15%	687,490	687,490
Fidelity Institutional Money Market Portfolio, 0.25%	879,571	879,571
Total Short-Term Investments (Cost $2,445,657)		2,445,657
Total Investments (Cost $18,582,922) 101.1%		18,861,590
Liabilities in Excess of Other Assets (1.1)%		(194,476)
TOTAL NET ASSETS 100.0%		$18,667,114

(1)	These securities have fluctuating yields. The yield listed is the 7-day yield as of September 30, 2010.
ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Summary of Fair Value Exposure at September 30, 2010

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
Level 2 –	Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 –	Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Advisor. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$14,728,423	$—	$—	$14,728,423
Domestic Bond Funds	319,810	—	—	319,810
Preferred Stock	382,200	—	—	382,200
Sector Funds	985,500	—	—	985,500
Short Term investments	2,445,657	—	—	2,445,657
Total*	$18,861,590	$—	$—	$18,861,590

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
September 30, 2010 (Unaudited)

	Vice	Generation Wave
	Fund	Growth Fund
ASSETS
Investments, at cost	$58,893,301	$18,582,922
Investments, at value	72,831,313	18,861,590
Income Receivable	320,236	14,084
Receivable for capital shares sold	20,408	400
Other assets	31,578	12,650
TOTAL ASSETS	73,203,535	18,888,724

LIABILITIES
Payable for investments purchased	—	159,277
Payable for distribution fees	64,527	—
Payable to affiliates	87,607	23,801
Payable to Advisor	55,447	8,249
Payable for capital shares redeemed	143,488	3,141
Accrued expenses and other liabilities	12,297	27,112
TOTAL LIABILITIES	363,366	221,580

NET ASSETS	$72,840,169	$18,667,144

Net assets consist of:
Paid-in capital	105,967,245	26,929,789
Net investment income	258,604	—
Accumulated net realized loss	(47,323,692)	(8,541,313)
Net unrealized appreciation on investments	13,938,012	278,668

NET ASSETS	$72,840,169	$18,667,144

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,643,442	2,799,513

Net asset value, redemption
price and offering price per share(1)	$15.69	$6.67

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations
For The Six Months Ended September 30, 2010 (Unaudited)

	Vice	Generation Wave
	Fund	Growth Fund
INVESTMENT INCOME
Dividend income (Net of foreign withholding tax
of $13,612 and $214, respectively)	$986,207	$143,901
Interest income	4,813	2,750
TOTAL INVESTMENT INCOME	991,020	146,651

EXPENSES
Advisory fees (Note 3)	339,747	90,220
Distribution fees (Note 3)	89,407	—
Transfer agent fees and expenses (Note 3)	70,726	18,147
Administration fees (Note 3)	46,239	24,362
Fund accounting fees (Note 3)	33,436	11,856
Reports to shareholders	15,101	2,675
Custody fees (Note 3)	14,560	4,150
Legal fees	13,786	13,086
Chief compliance officer fees and expenses	10,616	10,616
Federal and state registration fees	9,509	10,646
Audit fees	7,756	7,756
Trustees’ fees and related expenses	5,766	5,766
Other expenses	13,646	4,909
TOTAL EXPENSES	670,295	204,189
Less waivers by Advisor (Note 3)	(14,550)	(39,994)
NET EXPENSES	655,745	164,195
NET INVESTMENT INCOME (LOSS)	335,275	(17,544)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments	317,811	618,965
Change in net unrealized
appreciation/depreciation on investments	1,368,897	(1,186,814)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	1,686,708	(567,849)
NET INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,021,983	$(585,393)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Vice Fund

	Six Months Ended
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010
FROM OPERATIONS
Net investment income	$335,275	$939,020
Net realized gain (loss) on:
Investments	317,811	(6,256,138)
Short positions	—	(1,504,707)
Written options	—	377,409
Change in net unrealized appreciation/depreciation on:
Investments	1,368,897	29,388,230
Short positions	—	(12,288)
Written options	—	(19,250)
Net increase in net assets from operations	2,021,983	22,912,276

FROM DISTRIBUTIONS
Net investment income	(846,920)	(1,680,783)
Net decrease in net assets
resulting from distributions paid	(846,920)	(1,680,783)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	4,008,991	5,836,129
Net asset value of shares issued in
reinvestment of distributions to shareholders	814,736	1,618,150
Payments for shares redeemed	(9,889,638)	(22,943,472)
Redemption fees	1,173	1,572
Net decrease in net assets from
capital share transactions	(5,064,738)	(15,487,621)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(3,889,675)	5,743,872

NET ASSETS
Beginning of period	76,729,844	70,985,972
End of period	$72,840,169	$76,729,844

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Generation Wave Growth Fund

	Six Months Ended
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010
FROM OPERATIONS
Net investment loss	$(17,544)	$(3,152)
Net realized gain (loss) from security transactions	618,965	(3,550,817)
Change in net unrealized
appreciation/depreciation on investments	(1,186,814)	9,093,951
Net increase (decrease) in net assets from operations	(585,393)	5,539,982

FROM DISTRIBUTIONS
Net investment income	—	(144,743)
Net decrease in net assets
resulting from distributions paid	—	(144,743)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	180,935	470,638
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	142,483
Payments for shares redeemed	(1,735,305)	(4,371,340)
Redemption fees	8	953
Capital contribution from affiliate (Note 3)	—	2,164
Net decrease in net assets from
capital share transactions	(1,554,362)	(3,755,102)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(2,139,755)	1,640,137

NET ASSETS
Beginning of period	20,806,899	19,166,762
End of period	$18,667,144	$20,806,899

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights										Vice Fund

Per Share Data for a Share Outstanding Throughout each Year

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2010
	(Unaudited)		2010		2009		2008		2007		2006
Net Asset Value,
Beginning of Period	$15.42		$11.67		$20.57		$20.37		$18.08		$15.42
Income (loss) from
investment operations:
Net investment income	0.08		0.20	(2)	0.29	(2)	0.03		0.06	(2)	—
Net realized and unrealized
gain (loss) on investments	0.37		3.84		(9.09)		0.94		2.48		2.87
Total from investment operations	0.45		4.04		(8.80)		0.97		2.54		2.87
Less distributions:
Dividends from net
investment income	(0.18)		(0.29)		(0.03)		(0.04)		(0.04)		—
From net realized gain
on investments	—		—		(0.07)		(0.74)		(0.21)		(0.24)
Total distributions	(0.18)		(0.29)		(0.10)		(0.78)		(0.25)		(0.24)
Paid-in capital from
redemption fees (Note 2)	0.00	(3)	0.00	(3)	0.00	(3)	0.01		0.00	(3)	0.03
Net Asset Value, End of Period	$15.69		$15.42		$11.67		$20.57		$20.37		$18.08
Total Return	3.05	%(5)	35.06%		(42.83)%		4.44%		14.10%		18.98%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$72,840		$76,730		$70,986		$180,580		$103,025		$50,531
Ratio of expenses to
average net assets:
Before waiver and
expense reimbursement	1.87	%(6)	1.99	%(1)	1.87	%(1)	1.69	%(1)	1.93	%(1)	2.20%
After waiver and
expense reimbursement	1.83	%(6)	1.93	%(1)	1.88	%(1)	1.85	%(1)	1.78	%(1)	1.75%
Ratio of net investment
income (loss) to average net assets:
Before waiver and
expense reimbursement	0.90	%(6)	1.16	%(4)	1.43	%(4)	0.28	%(4)	0.27	%(4)	(0.46)%
After waiver and
expense reimbursement	0.94	%(6)	1.22	%(4)	1.42	%(4)	0.12	%(4)	0.42	%(4)	(0.01)%
Portfolio turnover rate	10.75%		59.02%		26.67%		36.40%		44.44%		67.29%

(1)
The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 1.84% and 1.78% for the year ended March 31, 2010, 1.74% and 1.75% for the year ended March 31, 2009, 1.58% and 1.75% for the year ended March 31, 2008 and 1.90% and 1.75% for the year ended March 31, 2007.

(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	The net investment income ratios include dividends on short positions.
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights					Generation Wave Growth Fund

Per Share Data for a Share Outstanding Throughout Each Year

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2010
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value,
Beginning of Period	$6.85		$5.26	$9.88	$12.74	$12.72	$10.80
Income (loss) from
investment operations:
Net investment income(1)	0.00	(3)	—	0.04 (2)	0.10	0.14 (2)	0.03
Net realized and unrealized
gain (loss) on investments	(0.18)		1.64	(3.28)	(0.88)	0.70	1.92
Total from investment operations	(0.18)		1.64	(3.24)	(0.78)	0.84	1.95
Less distributions paid:
From net investment income	—		(0.05)	—	(0.19)	(0.18)	(0.03)
From net realized
gain on investments	—		—	(1.38)	(1.89)	(0.64)	—
Total distributions paid	—		(0.05)	(1.38)	(2.08)	(0.82)	(0.03)
Net Asset Value, End of Period	$6.67		$6.85	$5.26	$9.88	$12.74	$12.72
Total Return	(2.63	)%(5)	31.14%	(33.33)%	(7.39)%	6.67%	18.13%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$18,667		$20,807	$19,167	$36,483	$49,531	$56,013
Ratio of expenses to
average net assets:(4)
Before waiver and expense
reimbursement	2.17	%(6)	2.03%	1.90%	1.58%	1.61%	1.77%
After waiver and expense
reimbursement	1.75	%(6)	1.67%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment
income (loss) to average net assets:(4)
Before waiver and expense
reimbursement	(0.60	)%(6)	(0.38)%	0.12%	0.61%	0.88%	0.03%
After waiver and expense
reimbursement	(0.18	)%(6)	(0.02)%	0.52%	0.69%	0.99%	0.30%
Portfolio turnover rate	44.91%		129.08%	76.87%	67.29%	53.00%	6.60%

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Not Annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2010 (Unaudited)

(1)Organization
USA MUTUALS (the “Trust”) was organized as a Delaware business trust under a Declaration of Trust dated March 20, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Vice Fund and the Generation Wave Growth Fund (the “Funds”), each represent a distinct, non-diversified portfolio with its own investment objectives and policies within the Trust.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

The Vice Fund became effective and commenced operations on August 30, 2002.  The Generation Wave Growth Fund became effective and commenced operations on June 21, 2001.

The Funds are managed by Mutuals Advisors, Inc. (the “Advisor”).

The investment objective of the Vice Fund is long-term growth of capital.  The investment objective of the Generation Wave Growth Fund is capital appreciation over the long term while at times providing a low level of current income.

(2)Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
(a)   Investment Valuation
Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange.  Exchange-traded securities and funds for which there were no transactions are valued at the latest bid prices.  Mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.

All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds’ Advisor.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates fair value.  Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value for a security held by an underlying fund or of the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

of the Funds’ Board of Trustees. When determining fair value, the following factors are taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments.  See each Fund’s portfolio of investments for disclosures relating to the inputs used to value the Fund’s investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). The Funds have adopted ASU 2010-06. The adoption of this Standard did not affect the Funds’ financial position or results of operations.

(b)  Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and will make the requisite distributions of income and capital gains to its shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions. As of and during the year ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the statements of operations. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2007 through March 31, 2010.

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

As of March 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Vice	Generation Wave
	Fund	Growth Fund
Cost basis of investments for
federal income tax purposes	$62,643,741	$19,503,181
Gross tax unrealized appreciation	$13,593,283	$2,295,851
Gross tax unrealized depreciation	(1,434,742)	(829,213)
Net tax unrealized appreciation	12,158,541	1,466,638
Undistributed ordinary income	770,249	—
Total distributable earnings	770,249	—
Other accumulated losses	(47,230,929)	(9,160,153)
Total accumulated earnings	$(34,302,139)	$(7,693,515)

The difference between book-basis and tax-basis unrealized depreciation is attributed primarily to the tax deferral of losses on wash sales.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2010, the Funds had the following capital loss carryforwards:

	Generation Wave
Vice Fund	Growth Fund	Expiration
$(16,067,818)	$(2,072,832)	03/31/17
$(30,096,173)	$(6,510,586)	03/31/18

At March 31, 2010, the Funds deferred the following post-October losses, on a tax basis:

Generation Wave
Vice Fund	Growth Fund
$(1,066,938)	$(576,735)

(c)   Distributions to Shareholders
The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The tax character of distributions paid during the six months ended September 30, 2010 and the year ended March 31, 2010 were as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

	Six Months Ended		Year Ended
	September 30, 2010		March 31, 2010
		Long-Term		Long-Term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Vice Fund	$846,920	$—	$1,680,783	$—
Generation Wave Growth Fund	$—	$—	$144,743	$—

The Funds designated as a long-term capital dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2010.

(d)  Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)   Share Valuation
The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(f)   Short Positions
The Vice Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Vice Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Vice Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Vice Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Vice Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Vice Fund’s deposits on securities sold short is with one major security dealer. The Vice Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short. For the six months ended September 30, 2010, the Vice Fund did not invest in short positions.

(g)  Options
The Vice Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Vice Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Vice Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Vice Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Vice Fund has the obligation to buy the underlying security at the exercise price during the exercise period.  The premium that the Vice Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  An option that is written by the Vice  Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Vice Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Vice Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.  Premiums received from writing options that expire unexercised are treated by the Vice Fund on the expiration date as realized gains from investments.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Vice Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Vice Fund.

The Fund may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Fund’s investment objectives.  A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.  For the six months ended September 30, 2010, the Vice Fund did not invest in options.

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

(h)  Other
Investment transactions and shareholder transactions are accounted for on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Expenses incurred by the Funds that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

(i)   Foreign Currency Translation
Values of investments denominated in foreign currencies are converted to U.S. dollars using a spot market rate of exchange on the day of valuation.  Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

(j)   Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.

(3)Transactions with Affiliates
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom an officer of the Trust is affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 0.95% of each Fund’s average daily net assets. For the six months ended September 30, 2010, the Vice Fund and the Generation Wave Growth Fund incurred $339,747 and $90,220 in advisory fees, respectively.

The Advisor has contractually agreed to waive, through July 31, 2011, its management fee and/or reimburse the Funds’ other normal operating expenses (excluding dividends on short positions and interest expense) to the extent necessary to ensure that the Vice Fund’s and the Generation Wave Growth Fund’s operating expenses do not exceed 1.85% and 1.75% of the Fund’s average daily net assets, respectively. Prior to August 1, 2009, the Advisor had contractually agreed to limit the Vice Fund’s and Generation Wave Growth Fund’s operating expenses to 1.75% and 1.50% of the Fund’s average daily net assets, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee was waived or reimbursed.  Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.  For the six months ended September 30, 2010, $14,550 and $39,994 was waived by the Advisor for the Vice Fund and the Generation Wave Growth Fund, respectively.

The following table shows the remaining waived or reimbursed expenses subject to potential recoupment expiring in:

		Generation Wave
	Vice Fund	Growth Fund
2011	$—	$37,772
2012	—	112,654
2013	49,376	75,971
2014	14,550	39,994

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. For the six months ended September 30, 2010, the Vice Fund and the Generation Wave Growth Fund incurred $33,436 and $11,856 in accounting fees, $46,239 and $24,362 in administration fees, $70,726 and $18,147 in transfer agency fees and $14,560 and $4,150 in custodian fees, respectively.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Vice Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. Quasar Distributors, LLC is affiliated with a Trustee of the Trust, U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.  During the six months ended September 30, 2010, the Vice Fund accrued expenses of $89,407 pursuant to the 12b-1 Plan.

The capital contribution from the affiliate reflected on the Statement of Changes in Net Assets for the year ended March 31, 2010, was due to the purchase of an affiliated security by the Fund. The corrective action taken by the Fund was the sale of the affiliated security. The Fund was reimbursed by the Advisor for any resulting loss to the Fund caused by the sale of the affiliate security.

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

(4)Capital Share Transactions
Transactions in shares of the Vice Fund were as follows:

	Six Months Ended	Year Ended
	September 30, 2010	March 31, 2010
Beginning shares	4,976,555	6,081,730
Shares sold	268,986	421,869
Shares issued to holders in
reinvestment of distributions	58,320	124,092
Shares redeemed	(660,419)	(1,651,136)
Net decrease	(333,113)	(1,105,175)
Ending shares	4,643,442	4,976,555

Transactions in shares of the Generation Wave Growth Fund were as follows:

	Six Months Ended	Year Ended
	September 30, 2010	March 31, 2010
Beginning shares	3,037,121	3,641,521
Shares sold	27,898	77,624
Shares issued to holders in
reinvestment of distributions	—	21,556
Shares redeemed	(265,506)	(703,580)
Net decrease	(237,608)	(604,400)
Ending shares	2,799,513	3,037,121

(5)Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, short sales and option transactions for the Funds for the six months ended September 30, 2010, are summarized below:

	Purchases	Sales
Vice Fund	$7,174,602	$10,613,202
Generation Wave Growth Fund	7,310,038	8,790,969

There were no purchases or sales of U.S. government securities.

NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010 (Unaudited)

(6)Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility pursuant to a Loan and Security Agreement for the Funds which matures, unless renewed, on March 10, 2011 for the purpose of purchasing portfolio securities.  The Funds may borrow up to the lesser of $15,000,000 and $6,250,000 or certain percentage amounts based on the net assets of the Funds, for the Vice Fund and Generation Wave Growth Fund, respectively.

The Interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate, which was 3.25% as of September 30, 2010.  During the six months ended September 30, 2010, there were no outstanding borrowings for the Vice Fund or the Generation Wave Growth Fund.

BASIS FOR TRUSTEES’ RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of USA Mutuals (the “Trust”) on May 13, 2010, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Mutuals Advisors, Inc. (the “Advisor”), on behalf of the Generation Wave Growth Fund (the “Generation Wave Fund”) and the Vice Fund (the “Vice Fund”) (each individually, a “Fund,” and collectively, the “Funds”), through July 31, 2011.  In advance of the meeting, the Independent Trustees requested and received materials to assist them in considering the renewal of the Agreement, including a written response by the Advisor to specific questions forwarded by the Trust’s outside legal counsel on behalf of the Independent Trustees.  The materials provided contained information with respect to the factors noted below, including the Agreement, the Funds’ expense limitation agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the performance, advisory fees and other expenses of the Funds, Fund distribution information, due diligence materials relating to the Advisor (including Form ADV, financial statements and compliance program information and the monitoring thereof) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the renewal process relating to the Agreement, including performance, advisory fees and other expense information and quarterly reports from the Trust’s Chief Compliance Officer.

DISCUSSION OF FACTORS CONSIDERED

In connection with the approval of the renewal of the Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

  The Trustees considered the nature, extent and quality of services provided by the Advisor to the Funds, including portfolio management, supervision of each Fund’s operations, compliance and regulatory matters and general oversight of other service providers.  The Trustees discussed the Advisor’s decision to terminate its subadvisory contract with GNI Capital, Inc. (“GNI”) effective February 9, 2010, and the Advisor’s transition process to assume sole responsibility for the management of the Funds’ portfolios.  The Trustees noted that the Advisor hired Jeffery B. Middleswart to serve as its Chief Investment Manager and the Funds’ Portfolio Manager with responsibility for the portfolio management of and investment research for the Funds.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Mr. Middleswart and other key personnel at the Advisor involved in the day-to-day activities of the Funds.  The Trustees also discussed the Advisor’s marketing activities and commitment to growing the assets of the Funds.  The Trustees reviewed the structure of the Advisor’s compliance procedures and discussed the Advisor’s handling of compliance matters arising during the prior year with respect to the Funds.  The Trustees concluded that the quality of the services provided to the Funds has been consistently of a high level and that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Advisor’s compliance policies and procedures, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISOR.

  The Trustees reviewed a report prepared by Lipper, Incorporated (“Lipper”) that contained information regarding each Fund’s investment performance.  The Trustees considered the Funds’ performance for the three-month, one-year, three-year and five-year periods ended March 31, 2010, as compared to both a relevant equity index and the performance of similar funds within a Fund’s peer group of multi-cap core funds, as constructed by data provided by Lipper, as well as the peer group as a whole.

  The Trustees noted that the performance of the Generation Wave Fund ranked in the fourth quartile among all funds within its peer group and below the median average of similar funds within its peer group for all periods reviewed.

  The Trustees noted that the performance of the Vice Fund ranked in the second quartile among all funds within its peer group and above the median average of similar funds within its peer group for the three-month period ended March 31, 2010.  For the one-year and three-year periods ended March 31, 2010, the performance of the Vice Fund ranked in the fourth quartile among all funds within its peer group and below the median average of similar funds within its peer group.  The performance of the Vice Fund for the five-year period ended March 31, 2010 ranked in the third quartile among all funds within its peer group, but above the median average of similar funds within its peer group.

  The Trustees noted that the Advisor’s decision to terminate its subadvisory contract with GNI and to assume sole responsibility for the management of the Funds’ portfolios was taken, in part, due to the Funds’ past performance.  The Trustees also noted that the Advisor did not have any clients other than the Funds, so the Funds’ performance results could not be compared to any other clients.

  After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Advisor’s continued management.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

  The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections.  The Trustees considered the cost structures of the Funds relative to similar funds within a Fund’s peer group of multi-cap core funds, as constructed by data provided by Lipper, as well as the peer group as a whole.  The Trustees also considered the fee waivers and expense reimbursements previously provided by the Advisor for each Fund.

  The Trustees also considered the overall financial health of the Advisor, reviewing the Advisor’s financial information and noted that in light of the contractual expense limitation caps in place for the Funds, the Advisor had subsidized each Fund’s operations and had not fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement.

  The Trustees noted that the Generation Wave Fund’s contractual advisory fee of 0.95% was equal to the median average of similar funds within its peer group.  The Generation Wave Fund’s net advisory fee of 0.585% ranked in the third quartile among all funds within its peer group and below the median average of similar funds within its peer group.  The Generation Wave Fund’s total expense ratio (net of waivers) of 1.669% ranked in the fourth quartile among all funds within its peer group and above the median average of similar funds within its peer group.  The Trustees noted that the Vice Fund’s contractual advisory fee of 0.95% ranked above the median average of similar funds within its peer group.  The Vice Fund’s net advisory fee of 0.884% ranked in the fourth quartile among all funds within its peer group and above the median average of similar funds within its peer group.  The Vice Fund’s total expense ratio (net of waivers and recoupments) of 1.775% ranked in the fourth quartile among all funds within its peer group, but below the median average of similar funds within its peer group.

  The Trustees concluded that the Funds’ expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information, and that the Advisor’s profit from sponsoring the Funds had not been, and currently was not, excessive.

4.EXTENT OF ECONOMIES OF SCALE AS EACH FUND GROWS.

  The Trustees discussed realized and potential economies of scale with respect to the management of the Funds.  The Trustees considered whether economies of scale would be expected to be realized as Fund asset levels grow.  The Trustees noted that the Advisor’s contractual expense limitation caps on the Funds’ total expenses, which have been in place since each Fund’s inception, will remain in place through at least July 31, 2011.  The Trustees also considered whether the advisory fee rate with respect to each Fund is reasonable in relation to the asset size of each Fund and any economies of scale that may exist.  The Trustees noted that the Funds’ advisory fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Advisor’s fee structure and applicable expense limitation caps, the Trustees concluded that the Funds’ current fee structures were reasonable and reflect a sharing of economies of scale between the Advisor and each Fund at the Funds’ current asset levels.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS.

  The Trustees also considered the direct and indirect benefits received by the Advisor from its association with the Funds.  The Trustees concluded that the Advisor did not receive any ancillary benefits from its association with the Funds.

CONCLUSIONS

All of these factors were considered by the Trustees.  In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders had received favorable absolute and relative performance at reasonable fees and, therefore, approval of the renewal of the Agreement was in the best interest of the Funds and their shareholders.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s, sub-advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, sub-advisor or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We also disclose that information is provided to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

USA MUTUALS

Vice Fund
Generation Wave Growth Fund

Investment Advisor	Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, based on an evaluation of such disclosure controls and procedures, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA MUTUALS

By           /s/Eric Lansky
Eric Lansky, President and Treasurer

Date        December 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By           /s/Eric Lansky
Eric Lansky, President and Treasurer

Date        December 5, 2010